SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of report (Date of earliest event reported): June 12, 2009

                        Biggest Little Investments L.P.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                     0-16856                 13-3368726
--------------------------    ----------------------    ---------------------
(State or other jurisdic-    (Commission File Number)   (IRS Employer Identi-
 tion of incorporation or                                   fication No.)
     organization)



 3650 S. Virginia St., Unit K2
          Reno, Nevada                                           89502
--------------------------------                         --------------------
(Address of principal executive                                (Zip Code)
           offices)

                                (775) 825-3355
             ---------------------------------------------------
             (Registrant's telephone number, including area code)


             ---------------------------------------------------
         (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Ruled 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13E-4(c))



Item 1.01.  Entry into a Material Definitive Agreement.

     On June 12, 2009, the Second Amended and Restated Agreement of Limited Partnership (the ?LP Agreement?) of Biggest Little Investments, L.P. (the ?Partnership?) was amended (the ?Second Amendment?) by consent of Messrs. Ben and Bahram Farahi, who hold a majority of the Partnership?s outstanding limited partnership interests. Ben Farahi is the manager of Maxum LLC, the general partner of the Partnership, and Bahram Farahi is Ben Farahi's brother. The Second Amendment permits the Partnership to invest in any personal property or other non-real estate assets and to invest in joint ventures, partnerships, firms, corporations or other entities where the Partnership would not have a controlling interest in such entities. Prior to the Second Amendment, the LP Agreement limited the Partnership to investments in mortgage notes or real estate assets and to investing in entities only where it would acquire a controlling interest in such entities.

     The Second Amendment also extended the term of the Partnership to December 31, 2030. Prior to the Second Amendment, the term of the Partnership was scheduled to expire on December 31, 2016.

     The Second Amendment is attached as Exhibit 99.1 to this Form 8-K.








































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 17th day of June, 2009.


                                Biggest Little Investments L.P.

                                By:  Maxum LLC
                                     Its General Partner


                                     By:  /s/ Ben Farahi
                                     -------------------
                                              Ben Farahi
                                              Manager










































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                                                                 EXHIBIT 99.1

                              AMENDMENT NO. 2 TO
           SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
                      OF BIGGEST LITTLE INVESTMENTS, L.P.

     This Amendment No. 2 to Second Amended and Restated Limited Partnership Agreement (this "Amendment") of Biggest Little Investments, L.P., a Nevada limited partnership (the "Partnership"), is executed as of the 12th day of June, 2009 (the "Effective Date") and is adopted, ratified and agreed to by Maxum LLC, a Nevada limited liability company and the sole general partner of the Partnership (the "General Partner"), and the Majority Limited Partners (as defined below).

                                   RECITALS

     A. Section 15.2.4 of the Partnership's Second Amended and Restated Limited Partnership Agreement (as amended by Amendment No. 1 to Second Amended and Restated Limited Partnership Agreement dated September 1, 2005, the "LP Agreement") (all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the LP Agreement, the applicable provisions of which are incorporated herein by this reference) provides that the Limited Partners, by Majority Vote, shall have the right to (i) amend the LP Agreement and (ii) extend the term of the Partnership.

     B. Affiliates of the General Partner (the "Majority Limited Partners") own a majority of the outstanding units of limited partnership interest in the Partnership (the "Units").

     C. The Majority Limited Partners now desire to amend the LP Agreement to provide for additional purposes of the Partnership and to extend the term of the Partnership.

     D. The Majority Limited Partners believe that the additional purposes of the Partnership and the extension of the term of the Partnership will provide additional opportunities to the Partnership and, accordingly, is in the best interests of the Partnership and its Partners.

                                   AGREEMENT

     1. Recitals. The recitals to this Amendment are expressly incorporated herein by this reference.

     2. Section 3. Section 3 of the LP Agreement is hereby amended by adding the following new Section 3.7 thereto:

          "3.7 General Investments. Notwithstanding anything contained in this Agreement to the contrary, the Partnership shall purchase, exchange, acquire, lease, own, encumber, use, lend, borrow, operate, service, maintain, develop, convey and otherwise dispose of and sell, handle, trade, deal in and invest in any personal property or other non-real estate assets (whether tangible or intangible), choses in action or any interest therein, including, without limitation, (i) participations in loans and other financial accommodations, whether secured by real estate, other assets or unsecured and



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        (ii) joint ventures, partnerships, firms, corporations or
        entities, whether public, governmental or private, and whether the Partnership would have a controlling interest therein or not."

     3. Section 4. Section 4 of the LP Agreement is hereby amended by deleting such Section in its entirety and replacing such Section with the following:

        "4. TERM.

          The Partnership commenced concurrently with the filing of the Certificate of Limited Partnership with the Secretary of State of the State of Delaware, and shall continue until December 31, 2030, unless previously terminated in accordance with the provisions of this Agreement."

     4. Modification. Except as this Amendment specifically provides otherwise, all terms and provisions of the LP Agreement remain in full force and effect without change, modification or deletion.

     5. Miscellaneous.

        (a) This Amendment shall be binding upon the Partners and their respective successors, assigns, heirs, devisees, legal representatives, executors and administrators.

        (b) The laws of the State of Nevada shall govern this Amendment, excluding any conflict of laws rules.

        (c) The headings in this Amendment are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Amendment or any of its provision.

        (d) All pronouns used in this Amendment shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.






















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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
2 to Second Amended and Restated Limited Partnership Agreement as of the date first above written.

GENERAL PARTNER:                         MAJORITY LIMITED PARTNERS:
MAXUM LLC

By:/s/ Ben Farahi                        By: Ben Farahi
--------------------                     --------------------
Name: Ben Farahi                         Name:  Ben Farahi
Title:  Manager

                                         By: /s/ Bahram Farahi
                                         ---------------------
                                         Name:  Bahram Farahi












































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